Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Description		Shares	Value

COMMON STOCKS - 90.1%
Communication Services - 1.5%
Verizon Communications, Inc.		289,260	$15,397,310
Consumer Discretionary - 14.7%
McDonald's Corp.		209,757	54,421,454
NIKE, Inc. - Class B (a)		305,158	45,184,745
The Home Depot, Inc.		130,132	47,755,841
			147,362,040
Consumer Staples - 8.4%
The Procter & Gamble Co.		335,430	53,819,743
Walmart, Inc.		214,050	29,926,331
			83,746,074
Energy - 9.2%
Chevron Corp.		431,114	56,618,202
Marathon Petroleum Corp. (a)		495,491	35,551,479
			92,169,681
Financials - 13.7%
Aflac, Inc.		321,558	20,200,273
Intercontinental Exchange, Inc.		242,124	30,667,426
JPMorgan Chase & Co. (a)		289,066	42,955,208
The Goldman Sachs Group, Inc.		121,219	42,993,955
			136,816,862
Health Care - 9.5%
Johnson & Johnson		174,888	30,131,453
UnitedHealth Group, Inc.		137,022	64,752,487
			94,883,940
Industrials - 7.4%
Caterpillar, Inc.		7,117	1,434,503
CSX Corp.		875,970	29,975,693
Honeywell International, Inc.		210,332	43,008,687
			74,418,883
Information Technology - 18.7%
Apple, Inc.		311,978	54,527,515
Cisco Systems, Inc.		523,065	29,119,028
Microsoft Corp. (a)		164,500	51,156,210
Visa, Inc. - Class A (a)		232,992	52,695,801
			187,498,554
Materials - 3.8%
Dow, Inc.		254,725	15,214,724
Newmont Corp.		367,100	22,455,507
			37,670,231
Utilities - 3.2%
Duke Energy Corp.		301,422	31,667,396
Total Common Stocks (Cost $828,287,746)			901,630,971
Total Investments - 90.1%
(Cost $828,287,746)			$901,630,971

Percentages are based on Net Assets of $1,000,494,046.
(a) All or a portion of this security is held as collateral for the options written. At January 31, 2022, the value of these securities amounted to $227,543,443 or 22.7% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Options Written
January 31, 2022 (Unaudited)

	Contracts	Notional Amount	Value
Call Options Written (a) - (0.01)%
JPMorgan Chase & Co., Expires 2/18/2022, Strike Price $157.50	400	$(5,944,000)	$(21,800)
Marathon Petroleum Corp., Expires 2/18/2022, Strike Price $80.00	2,000	(14,350,000)	(44,000)
Microsoft Corp., Expires 2/18/2022, Strike Price $335.00	1,400	(43,537,200)	(114,800)
NIKE, Inc., Expires 2/11/2022, Strike Price $160.00	2,600	(38,498,200)	(54,600)
Visa, Inc., Expires 2/18/2022, Strike Price $237.50	2,000	(45,234,000)	(291,000)
Total Call Options Written
(Premiums Received $887,449)			$(526,200)

(a) Exchange Traded.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended January 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended January 31, 2022, there have been no significant changes to the Fund's fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of January 31, 2022:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$901,630,971
Total Level 1	901,630,971
Level 2
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$901,630,971
Other Financial Instruments(a)
Liabilities
Level 1
Options Written	$526,200
Total Level 1	526,200
Level 2
Options Written	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$526,200
(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at value.

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended January 31, 2022, there were no transfers into or out of Level 3 for the Fund.